Prospectus

April 30, 2001

Putnam Variable Trust
Class IB Shares

Income Fund
Putnam VT High Yield Fund

This prospectus explains what you should know about Putnam VT High Yield Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.



  CONTENTS

2 Fund summary (including Goal, Main investment strategies, Main risks and Performance information)

3 What are the fund's main investment strategies and related risks?

4 Who manages the fund?

4 How to buy and sell fund shares

5 Distribution Plan

5 How does the fund price its shares?

5 Fund distributions and taxes

6 Financial highlights


[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of the fund's class IB shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Class IB performance for the period prior to April 30, 1998 is based on the performance of Class IA shares of the fund (not offered in this prospectus), adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

MAIN INVESTMENT STRATEGIES --
LOWER-RATED BONDS

We invest mainly in bonds that

* are obligations of U.S. corporations

* are below investment-grade in quality (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

We normally invest at least 80% of the fund's total assets in debt securities, convertible securities or preferred stock that we believe are consistent with the fund's primary investment objective of high current income.

MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests mainly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991          44.01%
1992          18.80%
1993          19.39%
1994          -1.08%
1995          18.14%
1996          12.64%
1997          14.17%
1998          -5.90%
1999           5.81%
2000          -8.51%

Year-to-date performance through 3/31/2001 was 4.04%. During the periods shown in the bar chart, the highest return for a quarter was 19.74% (quarter ending 3/31/91) and the lowest return for a quarter was -9.95% (quarter ending 9/30/98).

-----------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-----------------------------------------------------------------------
                                    Past       Past       Past
                                  1 year     5 years   10 years
-----------------------------------------------------------------------
Class IB                          -8.51%      3.22%     10.87%
Credit Suisse First Boston
High Yield Bond Index             -5.21%      4.51%     11.19%
-----------------------------------------------------------------------

The fund's performance is compared to the Credit Suisse First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.

What are the fund's main
investment strategies and
related risks?

We generally manage the fund in a style similar to the Putnam High Yield Advantage Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. Putnam High Yield Advantage, however, employs different investment practices and may invest in securities different from those in which Putnam VT High Yield Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results.

Any investment carries with it some level of risk that generally reflects its potential for reward. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, their securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in higher-yielding, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. We may invest up to 15% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuer may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make payment of interest only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Foreign investments. We may invest in securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may drop in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets that typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to our foreign investments.

Illiquid investments. We may invest up to 15% of the fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell the fund's illiquid investments when we consider it desirable to do so or we may be able to sell them only at less than their market value.

Other investments. In addition to the main investment strategies described above, we may also make other types of investments, which may be subject to other risks, as described in the fund's SAI.

Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The fund's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.66% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officer and the Credit Team of Putnam Management have primary responsibility for the day-to-day management of the fund's portfolio. His length of service to the fund and his experience as portfolio manager or investment analyst over at least the last five years are shown.

-------------------------------------------------------------------------
Manager                        Year   Experience
-------------------------------------------------------------------------
Krishna K. Memani              1999   1998 - Present        Putnam
Managing Director                                           Management
                                      Prior to Sept. 1998   Morgan
                                                            Stanley & Co.
-------------------------------------------------------------------------

How to buy and sell
fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, and any applicable limits imposed by the National Association of Securities Dealers.


How does the fund price
its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                       Year ended December 31
                                                                    ----------------------------
                                                                    2000       1999       1998*
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $11.08     $11.70     $12.99
------------------------------------------------------------------------------------------------
Investment operations
Net investment income                                               1.13 a     1.11 a      .79 a
Net realized and unrealized gain (loss) on investments             (1.97)      (.47)     (2.08)
------------------------------------------------------------------------------------------------
Total from investment operations                                    (.84)       .64      (1.29)
------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                                         (1.27)     (1.26)        --
From net realized gain on investments                                 --         --         --
In excess of net realized gain on investments                         --         --         --
From return of capital                                                --         --         --
------------------------------------------------------------------------------------------------
Total distributions                                               $(1.27)    $(1.26)       $--
------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $8.97     $11.08     $11.70
Total return at net asset value (%) b                              (8.51)      5.81      (9.93)*
------------------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period (in thousands)                         $38,039   $171,646     $1,840
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) c                        .89        .87        .58*
Ratio of net investment loss to average net assets (%)             11.61      10.01       7.63*
Portfolio turnover (%)                                             69.05      52.96      52.00
------------------------------------------------------------------------------------------------
*   For the period from April 30, 1998 (commencement of operations) to December 31, 1998.
**  Not annualized.
a   Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
b   Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
c   Includes amounts paid through expense offset and brokerage service arrangements.



For more information
about the fund and Putnam
Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston, Massachusetts 02103

www.putnaminvestments.com

File No. 811-5346